[LOGO]  INVESTING
        FOR THE
        21st
        CENTURY-COPYRIGHT MARK-



ANNUAL REPORT SEPTEMBER 30, 1999
[PICTURE OF HORSE]


        EATON VANCE
        INCOME FUND
          OF BOSTON



      GLOBAL MANAGEMENT-GLOBAL DISTRIBUTION
[PICTURE OF BOSTON]

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999>
LETTER TO SHAREHOLDERS

[PICTURE]        Eaton Vance Income Fund of Boston Class A shares had a
                 total return of 11.97% for the year ended September 30,
                 1999.(1) That return was the result of an increase in
James B. Hawkes  net asset value per share from $8.03 on September 30,
President        1998 to $8.16 on September 30, 1999, and the reinvestment
                 of $0.807 in dividends.

The Fund's Class I shares had a total return of -0.44%. That return was the result of a decline in NAV from $10.00 at inception on July 1, 1999 to $9.71 on September 30, 1999, and the reinvestment of $0.247 in dividends.

Based on the Fund's most recent distributions and NAVs of $8.16 for Class A and $9.71 for Class I, Class A and Class I had distribution rates of 10.02% and 10.20%, respectively, on September 30, 1999.(2) The Class A and Class I 30-day SEC yields were 9.26% and 9.88%, respectively, at September 30, 1999.(3)


After last year's crisis, the high-yield market mounted a strong recovery amid improving fundamentals...

Like most fixed-income markets, the high-yield bond market felt the impact of last fall's Asian crisis, as weaker demand and a flight to quality drove many investors to Treasury bonds. However, the high-yield segment demonstrated its resilience later in the fiscal year, as the U.S. economy was strong. While higher-quality bonds felt the pressure of rising rates, the high-yield sector rallied strongly in response to better underlying fundamentals.

Income Fund of Boston again outperformed its peer group...

In a volatile year for high-yield bonds, Income Fund of Boston's Class A shares far outperformed the average 4.84% return of its High Yield Fund peer group, according to Lipper, Inc., a nationally recognized monitor of mutual fund performance.(4) The Fund's long-term performance has been equally impressive. For the five-year period ended September 30, 1999, the Fund's Class A shares ranked 3rd of 101 funds in the High Yield Fund category.(4)

The coming year is likely to present exciting new opportunities for high-yield investors...

The high-yield market has made remarkable strides in the past decade. As we look ahead to the year 2000, high-yield bonds will continue to play a central role in capital formation for growing companies, provide financial support for entrepreneurs and spur economic growth. For high-yield investors, the 1990s have proven a volatile but rewarding period and we believe the stage is set for many more opportunities. In the pages that follow, portfolio manager Michael Weilheimer reviews the past year in the high-yield markets and offers his outlook as we look ahead to the year 2000.

                                           Sincerely,

                                           James B. Hawkes
                                           President
                                           November 9, 1999

-------------------------------------------------------------------------

Fund Information
as of September 30, 1999


Performance(5)                                             Class A       Class I
---------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------------------
One Year                                                   11.97%          N.A.
Five Years                                                 10.91           N.A.
Ten Years                                                  10.59           N.A.
Life of Fund+                                              10.11          -0.44%++

SEC Average Annual Total Returns (including sales charge)
----------------------------------------------------------------------------------
One Year                                                   6.66%           N.A.
Five Years                                                 9.85            N.A.
Ten Years                                                 10.05            N.A.
Life of Fund+                                              9.92           -0.44%++

 + Inception dates: Class A: 6/15/72; Class I: 7/1/99
++ Returns for Class I are cumulative total returns.

Ten Largest Holdings(6)
----------------------------------------------------------------------------------
Versatel Telecom B.V.                                      2.4%
Telewest Communications PLC                                2.3
PSINet, Inc.                                               2.2
Nextel Communications, Inc.                                2.0
Ono Finance PLC                                            1.5
Worldwide Fiber, Inc.                                      1.5
Allied Waste North America Corp.                           1.4
Regal Cinemas, Inc.                                        1.3
Exodus Communications, Inc.                                1.3
NTL, Inc.                                                  1.2


(1) This return does not include the Fund's maximum 4.75% sales charge.
    (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) For the one-year, three-year, and ten-year periods ended 9/30/99, Income Fund of Boston Class A shares ranked 18
    (of 302 funds), 4 (of 165 funds), and 8 (of 54 funds), respectively. Rankings are based on percent change in net asset value and do not take sales charges into consideration. Rankings for other Classes will vary. Past performance is no guarantee of future results. It is not possible to invest directly in an Index or Lipper category. (5) Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. (6) Ten largest holdings account for 17.1% of the Fund's net assets, determined by dividing the total market value of the holdings by the total net assets of the Fund. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999
MANAGEMENT DISCUSSION

[PICTURE]                      AN INTERVIEW WITH
                               MICHAEL W. WEILHEIMER,
                               PORTFOLIO MANAGER OF
Michael W. Weilheimer          EATON VANCE INCOME FUND OF BOSTON.
Portfolio Manager
                               Q: MIKE, THE PAST FISCAL YEAR HAS BEEN
                                  VERY EVENTFUL FOR THE FINANCIAL MARKETS.
                                  HOW WOULD YOU DESCRIBE THE HIGH-YIELD
                                  MARKETS DURING THAT PERIOD?

A: The high-yield market was very challenging. Last year's turmoil in Asia resulted in a significant widening of quality spreads -- the difference in yields between bonds of varying quality. During the early fall months, spreads for high-yield bonds reached as high as 650 basis points (6.5%) over Treasury yields. That's the widest they have been since 1991, which indicates enormous value in the high-yield market.

   The market subsequently rallied, although an infusion of new supply proved a hurdle. While heavy new supply typically takes a while to digest, that's especially true in a rising rate environment. Nonetheless, despite the difficult environment, the high-yield market produced positive returns and was among the best-performing fixed-income asset classes during the past year.

Q: THE FUND REGISTERED EXCELLENT PERFORMANCE IN THIS DIFFICULT PERIOD. HOW
   DID YOU MANAGE TO GENERATE THE ABOVE-AVERAGE RETURNS?

A: We detected some potential problems on the horizon in the summer of 1998.
   At that time, we began to increase our cash positions, with an eye toward future buying opportunities. That worked to our advantage at the market bottom, when the Fund invested fairly aggressively. We were able to identify seasoned companies with good fundamentals whose bonds were trading at significantly undervalued levels.

   Even as the market recovered somewhat in January, high-yield investors generally focused on the more liquid, BB-rated names, providing yet another opportunity for the Fund in the B-rated segment of the market. That move benefited the Fund as interest rates moved higher during the year, because B-rated bonds are somewhat less sensitive to rising interest rates.

Q: WHERE HAVE YOU FOCUSED THE FUND'S INVESTMENTS?

A: Communications and cable companies remained the Fund's largest industry weightings at September 30, 1999, each characterized by continued strong growth and reliable cash flows. There has, however, been an adjustment

--------------------------------------------------------------------------

Ratings Distribution(1)           Five Largest Sector Weightings(1)
------------------------------    --------------------------------------------
By total investments              By total net assets

[GRAPH]                           [GRAPH]

AAA               8.90%           Broadcasting & Cable                    13.4%
BB                3.90%           Wireless Communication Services-Int'l   10.0%
B                62.70%           Information Technology Services          6.6%
CCC              11.50%           Wireless Communication Services          6.1%
Non-Rated        13.00%           Wireless Communication Services-N.A.     6.0%

(1) Because the Fund is actively managed, Ratings Distribution and Sector Weightings are subject to change. Five largest sector holdings account for 42.1% of the Fund.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999
MANAGEMENT DISCUSSION CONT'D

   in our telecom and cable investments, as we've shifted our emphasis from the U.S. to Europe.

   The climate for telecom companies in Europe is less competitive and, in our view, the potential for consolidation is greater. In recent years, we've seen a wave of mergers in the U.S., with Bell operating companies merging to integrate networks and achieve efficiency of scale. We believe a similar trend will emerge in Europe, with smaller companies participating in the consolidation as well.

Q: COULD YOU DISCUSS SOME OF THE TELECOM COMPANIES IN WHICH THE FUND HAS
   INVESTMENTS?

A: Yes. The Fund has an investment in IXC Communications bonds. IXC provides data and voice transmission services, and owns and operates a coast-to-coast fiber optic network. Earlier this year, IXC agreed to be purchased by Cincinnati Bell, an Ohio-based, local phone company. We believe that the infusion of Cincinnati Bell's resources and new management should have a favorable impact on the credit.

   Allegiance Telecom is a Dallas-based competitive local exchange carrier that provides data, voice and Internet communications services to business, government and other institutional users in major metropolitan areas. In 1999, the company's installations of new switches and lines have run well ahead of schedule. In October, Allegiance established a switch in Baltimore, its eighteenth major market, and plans to install a switch in Detroit before year-end. The company is becoming an increasingly important provider of telecom services for the institutional market.

Q: LET'S TURN TO YOUR EUROPEAN INVESTMENTS. WHAT ABOUT THE TELECOM SECTOR?

A: The Portfolio has a position in Esat Telecom Group PLC, a leading telecom provider in Ireland. In addition to its leadership in fixed-line services, Esat has a 50% ownership in Esat Digifone, a wireless service provider. The company has enjoyed improved margins in the past year as it nears completion of its own fiber optic network.

   Esat is also a leading Internet Service Provider for corporate and residential use. The company registered 68% growth in its corporate customer base in the third quarter of 1999. In concert with IBM, Esat recently launched Surf PC, a service that provides residential users with IBM computers and Internet service.

Q: HAVE YOU FOUND OPPORTUNITIES AMONG EUROPEAN CABLE OPERATORS?

A: Yes. Telewest, a U.K.-based cable television operator was one of the Portfolio's largest holdings at September 30, 1999. The company recently announced the launch of a digital service that will allow customers to watch digital television in all of its formats, while offering "a la carte" service that permits customers to choose only those channels they want. In addition, the company announced that software giant Microsoft will purchase a stake in the company for $3 billion.

   NTL, Inc. is the largest provider of cable television service in the U.K. In March, the company began an interactive service that will enable users to shop, send E-mail and conduct financial transactions through their televisions. This service is gaining momentum in the U.K. and is expected in coming years to spur growth in electronic commerce in the U.K. and Europe. Reflecting the strong interest in the new technology, France Telecom and Microsoft have each purchased a stake in NTL.

Q: WAS THERE ANY SECTOR IN WHICH YOU FOUND NEW OPPORTUNITIES?

A: Yes. The gaming and lodging industry has become increasingly attractive in the past year. Gaming companies have generated very consistent revenue growth in recent years; the industry itself has been rationalized by a decline in new construction and licensing. As the existing

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999
MANAGEMENT DISCUSSION CONT'D

   properties have matured, companies have added amenities, such as golf courses, hotels and entertainment features. That has encouraged visitors to book longer visits, a trend that has improved the growth prospects of these companies. We've avoided companies focusing on Las Vegas and Atlantic City in favor of companies such as Hollywood Park, Inc. and Hollywood Casino Corp. which have focused on newer gaming markets, including the Gulf Coast, Chicago and Indiana.

Q: WERE THERE ANY AREAS THAT THE FUND AVOIDED?

A: Yes. There were some areas that we underweighted or avoided altogether, and that helped the Fund's relative performance. For example, we maintained a relatively small exposure to the manufacturing sector, where there has been a near-recession atmosphere in some sectors because of weak demand from Asia.

   Another area we sidestepped was nursing homes. As with hospitals, nursing home revenues have suffered from shifting Medicare reimbursement policies. Until those issues are resolved, the industry faces an uncertain future. Finally, we avoided the paging sector. Pagers are suffering from competing technologies, especially cellular phones. As the cost of cellular phone usage declines, it reduces demand for paging services. That trend has exerted pricing pressures and resulted in lower revenues per unit.

Q: MIKE, LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET IN
   THE COMING YEAR?

A: I believe that the outlook has improved considerably in recent months.
   The economy is sound and inflation remains in check. Many of the weak Asian economies have begun to recover, which should improve foreign demand. Meanwhile, the high-yield market remains a very important financing tool for companies in the world's expanding communications sector, an area that is likely to produce more excellent high-yield opportunities. Moreover, with the widest spreads we've seen in many years, there is excellent value in the high-yield market.


                             [GRAPH]

Performance**                                           Class A      Class I
------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------------
One Year                                                  11.97%        N.A.
Five Years                                                10.91         N.A.
Ten Years                                                 10.59         N.A.
Life of Fund+                                             10.11        -0.44%++

SEC Average Annual Total Returns (including sales charge)
-------------------------------------------------------------------------------
One Year                                                   6.66%        N.A.
Five Years                                                 9.85         N.A.
Ten Years                                                 10.05         N.A.
Life of Fund+                                              9.92        -0.44%++

 + Inception dates: Class A: 6/15/72; Class I: 7/1/99
++ Returns for Class I are cumulative total returns.

 * Source: TowersData, Bethesda, MD.; CSFirst Boston, Inc.

   The chart compares the Fund's Class A total return with that of the CS First Boston High Yield Bond Index and the Lehman Brothers High Yield Bond Index, broad-based, unmanaged market indexes of high-yield corporate bonds. With this report, we are establishing the CS First Boston Index as the Fund's primary benchmark in the belief that it more accurately reflects the Fund's investment universe. In compliance with Securities and Exchange Commission regulations, we are also including the Fund's previous benchmark, the Lehman Brothers High Yield Bond Index, in this report. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indexes. The Indexes' total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. It is not possible to invest directly in an Index. An investment in the Fund's Class I shares on 7/1/99 at net asset value would have been worth $9,956 on September 30, 1999.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum 4.75% sales charge.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Income Fund of Boston, Class A vs.
Lehman Brothers High Yield Bond Index and
CS First Boston High Yield Bond Index

          Date        Fund/NAV       Fund/MOP      LBHYBI    CSFBHYI
       9/30/89         $10,000         $9,522     $10,000    $10,000
      10/31/89          $9,833         $9,362      $9,763     $9,749
      11/30/89          $9,752         $9,285      $9,743     $9,768
      12/31/89          $9,760         $9,293      $9,759     $9,725
       1/31/90          $9,528         $9,073      $9,549     $9,382
       2/28/90          $9,114         $8,678      $9,353     $9,209
       3/31/90          $9,042         $8,609      $9,598     $9,474
       4/30/90          $9,085         $8,651      $9,581     $9,514
       5/31/90          $9,285         $8,841      $9,766     $9,712
       6/30/90          $9,486         $9,032     $10,003    $10,017
       7/31/90          $9,703         $9,239     $10,272    $10,341
       8/31/90          $9,264         $8,821      $9,687     $9,863
       9/30/90          $8,694         $8,278      $8,980     $9,112
      10/31/90          $8,425         $8,022      $8,509     $8,882
      11/30/90          $8,280         $7,884      $8,774     $9,061
      12/31/90          $8,247         $7,853      $8,823     $9,104
       1/31/91          $8,227         $7,833      $9,066     $9,354
       2/28/91          $8,755         $8,337     $10,058    $10,160
       3/31/91          $9,228         $8,787     $10,650    $10,790
       4/30/91          $9,951         $9,476     $11,087    $11,238
       5/31/91         $10,004         $9,526     $11,107    $11,294
       6/30/91         $10,294         $9,801     $11,435    $11,590
       7/31/91         $10,719        $10,206     $11,801    $11,981
       8/31/91         $10,889        $10,369     $12,073    $12,199
       9/30/91         $11,174        $10,640     $12,240    $12,476
      10/31/91         $11,570        $11,017     $12,649    $12,889
      11/30/91         $11,710        $11,150     $12,715    $12,992
      12/31/91         $11,780        $11,217     $12,898    $13,087
       1/31/92         $12,274        $11,687     $13,352    $13,620
       2/28/92         $12,565        $11,964     $13,682    $13,951
       3/31/92         $12,862        $12,247     $13,852    $14,159
       4/30/92         $13,031        $12,408     $13,904    $14,171
       5/31/92         $13,175        $12,545     $14,100    $14,364
       6/30/92         $13,380        $12,741     $14,233    $14,506
       7/31/92         $13,592        $12,942     $14,448    $14,730
       8/31/92         $13,772        $13,114     $14,637    $14,933
       9/30/92         $13,884        $13,220     $14,786    $15,030
      10/31/92         $13,735        $13,078     $14,578    $14,874
      11/30/92         $13,799        $13,139     $14,762    $15,097
      12/31/92         $13,933        $13,267     $14,930    $15,268
       1/31/93         $14,257        $13,575     $15,364    $15,684

       2/28/93         $14,554        $13,858     $15,635    $15,995
       3/31/93         $14,762        $14,056     $15,836    $16,332
       4/30/93         $14,897        $14,184     $15,974    $16,425
       5/31/93         $15,126        $14,403     $16,164    $16,665
       6/30/93         $15,439        $14,700     $16,504    $16,967
       7/31/93         $15,595        $14,850     $16,664    $17,143
       8/31/93         $15,644        $14,896     $16,804    $17,289
       9/30/93         $15,632        $14,885     $16,847    $17,388
      10/31/93         $15,979        $15,215     $17,188    $17,706
      11/30/93         $16,193        $15,419     $17,270    $17,929
      12/31/93         $16,437        $15,651     $17,484    $18,155
       1/31/94         $16,818        $16,014     $17,864    $18,478
       2/28/94         $16,946        $16,136     $17,817    $18,506
       3/31/94         $16,449        $15,663     $17,144    $17,962
       4/30/94         $16,256        $15,479     $17,027    $17,721
       5/31/94         $16,343        $15,561     $17,036    $17,822
       6/30/94         $16,419        $15,634     $17,089    $17,703
       7/31/94         $16,360        $15,578     $17,234    $17,786
       8/31/94         $16,300        $15,521     $17,356    $17,914
       9/30/94         $16,296        $15,517     $17,357    $17,985
      10/31/94         $16,318        $15,538     $17,398    $17,998
      11/30/94         $16,124        $15,353     $17,179    $17,789
      12/31/94         $16,226        $15,450     $17,305    $17,978
       1/31/95         $16,372        $15,589     $17,540    $18,167
       2/28/95         $16,761        $15,960     $18,141    $18,613
       3/31/95         $16,845        $16,039     $18,336    $18,824
       4/30/95         $17,315        $16,487     $18,803    $19,242
       5/31/95         $17,755        $16,906     $19,330    $19,784
       6/30/95         $17,773        $16,923     $19,459    $19,915
       7/31/95         $18,086        $17,221     $19,699    $20,224
       8/31/95         $18,020        $17,158     $19,760    $20,280
       9/30/95         $18,129        $17,262     $20,003    $20,513
      10/31/95         $18,222        $17,351     $20,069    $20,741
      11/30/95         $18,403        $17,523     $20,304    $20,839
      12/31/95         $18,707        $17,812     $20,623    $21,103
       1/31/96         $19,055        $18,144     $20,986    $21,504
       2/28/96         $19,372        $18,446     $21,003    $21,618
       3/31/96         $19,248        $18,328     $20,989    $21,560
       4/30/96         $19,383        $18,456     $21,035    $21,676
       5/31/96         $19,597        $18,660     $21,161    $21,852
       6/30/96         $19,612        $18,674     $21,336    $21,900
       7/31/96         $19,753        $18,809     $21,436    $22,097
       8/31/96         $20,071        $19,111     $21,667    $22,338
       9/30/96         $20,561        $19,578     $22,189    $22,722
      10/31/96         $20,630        $19,644     $22,360    $22,913
      11/30/96         $20,975        $19,972     $22,801    $23,270

      12/31/96         $21,277        $20,260     $22,964    $23,724
       1/31/97         $21,530        $20,501     $23,188    $23,897
       2/28/97         $21,925        $20,877     $23,572    $24,347
       3/31/97         $21,471        $20,444     $23,221    $24,074
       4/30/97         $21,718        $20,680     $23,466    $24,288
       5/31/97         $22,321        $21,254     $23,968    $24,776
       6/30/97         $22,789        $21,699     $24,300    $25,113
       7/31/97         $23,455        $22,334     $24,967    $25,646
       8/31/97         $23,607        $22,478     $24,911    $25,784
       9/30/97         $24,195        $23,038     $25,405    $26,295
      10/31/97         $24,182        $23,026     $25,427    $26,292
      11/30/97         $24,359        $23,194     $25,670    $26,479
      12/31/97         $24,740        $23,557     $25,895    $26,720
       1/31/98         $25,381        $24,167     $26,361    $27,174
       2/28/98         $25,693        $24,464     $26,516    $27,386
       3/31/98         $26,142        $24,892     $26,765    $27,523
       4/30/98         $26,270        $25,014     $26,870    $27,729
       5/31/98         $26,294        $25,037     $26,964    $27,812
       6/30/98         $26,341        $25,082     $27,061    $27,871
       7/31/98         $26,514        $25,246     $27,215    $28,066
       8/31/98         $24,474        $23,303     $25,713    $26,160
       9/30/98         $24,431        $23,263     $25,829    $26,158
      10/31/98         $23,787        $22,650     $25,300    $25,637
      11/30/98         $25,432        $24,216     $26,350    $26,937
      12/31/98         $25,458        $24,240     $26,379    $26,875
       1/31/99         $26,107        $24,859     $26,771    $27,128
       2/28/99         $26,395        $25,133     $26,613    $27,071
       3/31/99         $26,992        $25,701     $26,866    $27,317
       4/30/99         $27,777        $26,449     $27,387    $27,921
       5/31/99         $27,450        $26,137     $27,016    $27,619
       6/30/99         $27,469        $26,156     $26,959    $27,633
       7/31/99         $27,664        $26,341     $27,067    $27,647
       8/31/99         $27,431        $26,120     $26,768    $27,401
       9/30/99         $27,355        $26,047     $26,575    $27,190

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

PORTFOLIO OF INVESTMENTS

CORPORATE BONDS & NOTES -- 83.9%

                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------
Aerospace and Defense -- 0.7%
-----------------------------------------------------------------------------
Dunlop Stand Aero Holdings, Sr. Notes,
11.875%, 5/15/09(1)                                 $ 1,100      $  1,111,000
Transdigm, Inc., 10.375%, 12/1/08                     1,300         1,254,500
-----------------------------------------------------------------------------
                                                                 $  2,365,500
-----------------------------------------------------------------------------
Apparel -- 1.0%
-----------------------------------------------------------------------------
Hosiery Corp. of America, Inc., Sr. Sub.
Notes, 13.75%, 8/1/02                               $ 1,700      $  1,768,000
William Carter Co., Sr. Sub. Notes,
10.375%, 12/1/06                                      1,575         1,551,375
-----------------------------------------------------------------------------
                                                                 $  3,319,375
-----------------------------------------------------------------------------
Auto and Parts -- 1.8%
-----------------------------------------------------------------------------
Dura Operating Corp., Sr. Sub. Notes,
9.00%, 5/1/09(1)                          EUR         2,000      $  1,992,298
JL French Automotive Casting, Sr. Sub.
Notes, 11.50%, 6/1/09(1)                            $ 1,850         1,836,125
Talon Automotive Group, Sr. Sub. Notes,
9.625%, 5/1/08                                        2,550         2,173,875
-----------------------------------------------------------------------------
                                                                 $  6,002,298
-----------------------------------------------------------------------------
Broadcasting and Cable -- 11.2%
-----------------------------------------------------------------------------
ACME Television Services, Inc., 10.875%
(0% until 2000), 9/30/04                            $ 2,250      $  1,946,251
Avalon Cable Holdings, LLC, Sr. Disc.
Notes, 11.875% (0% until 2003), 12/1/08               2,850         1,838,250
Avalon Cable of Michigan LLC, Sr. Sub
Notes, 9.375%, 12/1/08                                  400           402,000
Charter Communication Holdings LLC, Sr.
Notes, 8.625% (0% until 2009), 4/1/09(1)                800           760,000
Charter Communication, Sr. Disc. Notes,
9.92% (0% until 2004), 4/1/11(1)                      4,200         2,520,000
Diamond Cable Communications Co., Sr.
Disc. Notes, 11.75% (0% until 2000),
12/15/05                                              1,000           897,500
Digital Television Services, Inc.,
Guaranteed Notes, 12.50%, 8/1/07                      1,440         1,519,200
Golden Sky Systems, 12.375%, 8/1/06                   1,310         1,401,700
Golden Sky Systems, Sr. Disc. Notes,
13.50% (0% until 2004), 3/1/07(1)                     2,855         1,605,937
Muzak Holdings LLC, Sr. Disc. Notes,
13.00% (0% until 2004), 3/15/10(1)                    2,812         1,602,840
                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------

Broadcasting and Cable (continued)
-----------------------------------------------------------------------------
Muzak Holdings LLC, Sr. Sub. Notes,
9.875%, 3/15/09(1)                                  $ 2,100      $  2,005,500
NTL, Inc., 9.75% (0% until 2004),
4/15/09                                   GBP         2,000         2,074,842
NTL, Inc., Sr. Notes, 12.375%
(0% until 2003), 10/1/08                              3,000         2,047,500
Ono Finance PLC, 13.00%, 5/1/09(1)        EUR         3,473         3,637,967
Ono Finance PLC, 13.00%, 5/1/09(1)        EUR         1,200         1,316,834
RCN Corp., Sr. Disc. Notes, 9.80% (0%
until 2003), 2/15/08                                    750           451,875
RCN Corp., Sr. Disc. Notes, 11.125% (0%
until 2002), 10/15/07                                 1,250           812,500
Telemundo Holdings, Inc., Sr. Disc.
Notes, 11.50% (0% until 2003), 8/15/08                2,200         1,284,250
Telewest Communication PLC, 9.875% (0%
until 2004), 4/15/09(1)                   GBP         5,000         5,104,770
Telewest Communication PLC, Debs.,
9.625%, 10/1/06                                          75            75,937
Telewest PLC, Debs., 11.00%
(0% until 2000), 10/1/07                              2,810         2,507,925
United International Holdings, Inc., Sr.
Disc. Notes, 10.75% (0% until 2003),
2/15/08                                               1,985         1,210,850
-----------------------------------------------------------------------------
                                                                 $ 37,024,428
-----------------------------------------------------------------------------
Business Services - Miscellaneous -- 4.0%
-----------------------------------------------------------------------------
Allied Waste, Sr. Sub Notes,
10.00%, 8/1/09(1)                                   $ 5,150      $  4,738,000
AP Holdings, Inc., Sr. Disc. Notes,
11.25% (0% until 2003), 3/15/08                       2,450         1,243,375
Apcoa, Inc., Guaranteed Sr. Sub. Notes,
9.25%, 3/15/08                                          830           711,725
Cybernet Internet Service,
14.00%, 7/1/09(1)                                       800           804,000
Federal Data Corp., Sr. Sub. Notes,
10.125%, 8/1/05                                       1,185           977,625
Intertek Finance PLC, Sr. Sub. Notes,
10.25%, 11/1/06                                       1,400         1,295,000
Richmont Marketing Specialists,
10.125%, 12/15/07(1)                                  4,445         3,367,087
-----------------------------------------------------------------------------
                                                                 $ 13,136,812
-----------------------------------------------------------------------------
Business Services - Rental & Leasing -- 2.9%
-----------------------------------------------------------------------------
Anthony Crane Rental LP, Guaranteed Sr.
Notes, 10.375%, 8/1/08                              $ 1,000      $    900,000
NationsRent, Inc., Guaranteed Sr. Sub.
Notes, 10.375%, 12/15/08                              1,800         1,786,500
Neff Corp., 10.25%, 6/1/08                            1,950         1,940,250

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------

Business Services - Rental & Leasing (continued)
-----------------------------------------------------------------------------
Neff Corp., Guaranteed Sr. Sub. Notes,
10.25%, 6/1/08                                      $   850      $    845,750
SBA Communications Corp., Sr. Disc.
Notes, 12.00% (0% to 2003), 3/1/08                      900           486,000
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 11.25% (0% until 2004),
4/15/09(1)                                              600           300,000
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.00% (0% until 2003), 7/15/08                2,400         1,356,000
Unisite, Inc., Sub. Notes, 13.00%
(0% until 2000), 12/15/04(1)                          1,500         1,881,600
-----------------------------------------------------------------------------
                                                                 $  9,496,100
-----------------------------------------------------------------------------
Cable - Telecommunications -- 1.0%
-----------------------------------------------------------------------------
Insight Midwest, 9.75%, 10/1/09(1)                  $ 1,800      $  1,822,500
United Pan-Europe, Sr. Disc. Notes,
12.50% (0% until 2004), 8/1/09(1)                     2,600         1,475,500
-----------------------------------------------------------------------------
                                                                 $  3,298,000
-----------------------------------------------------------------------------
Chemicals -- 1.1%
-----------------------------------------------------------------------------
Lyondell Chemical Co., 9.625%, 5/1/07               $ 1,000      $    997,500
Lyondell Chemical Co., Sr. Sub. Notes,
10.875%, 5/1/09                                       2,650         2,676,500
-----------------------------------------------------------------------------
                                                                 $  3,674,000
-----------------------------------------------------------------------------
Consumer Products -- 1.9%
-----------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%, 12/15/07                                    $ 1,120      $    879,200
Glenoit Corp., Sr. Sub. Notes,
11.00%, 4/15/07                                       2,400         1,572,000
Head Holding GMBH, Sr. Notes,
10.75%, 7/15/06(1)                        EUR         2,500         2,650,182
Icon Health and Fitness, Inc.,
12.00%, 9/27/05(1)                                      355           195,360
Jafra Cosmetics International, Inc.,
Guaranteed Sr. Sub. Notes,
11.75%, 5/1/08                                        1,000           865,000
-----------------------------------------------------------------------------
                                                                 $  6,161,742
-----------------------------------------------------------------------------
Containers and Packaging -- 1.1%
-----------------------------------------------------------------------------
Consolidated Container Co. LLC, Sr. Sub.
Notes, 10.125%, 7/15/09(1)                          $   800      $    808,000
Consumers International, Inc., Sr.
Notes, 10.25%, 4/1/05                                   985           940,675
                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------

Containers and Packaging (continued)
-----------------------------------------------------------------------------
Stone Container Corp., Sr. Notes,
12.58%, 8/1/16                                      $ 1,800      $  1,984,500
-----------------------------------------------------------------------------
                                                                 $  3,733,175
-----------------------------------------------------------------------------
Drugs -- 0.7%
-----------------------------------------------------------------------------
Biovail Corp., Sr. Notes,
10.875%, 11/15/05                                   $   950      $    985,625
King Pharmaceutical, Inc.,
10.75%, 2/15/09                                       1,250         1,293,750
-----------------------------------------------------------------------------
                                                                 $  2,279,375
-----------------------------------------------------------------------------
Electronic Equipment -- 2.5%
-----------------------------------------------------------------------------
Amkor Technologies, Inc., Sr. Notes,
9.25%, 5/1/06(1)                                    $   100      $     99,750
Amkor Technologies, Inc., Sr. Sub Notes,
10.50%, 5/1/09(1)                                     4,200         4,105,500
Jordan Telecom Products, Inc., Sr. Disc.
Notes, 11.75% (0% until 2000), 8/1/07                 2,185         1,857,250
Viasystems, Inc., Sr. Sub. Notes,
9.75%, 6/1/07                                           900           778,500
Viasystems, Inc., Sr. Sub. Notes, Series
B, 9.75%, 6/1/07                                        895           774,175
Wavetek Corp., Sr. Sub. Notes,
10.125%, 6/15/07                                        840           709,800
-----------------------------------------------------------------------------
                                                                 $  8,324,975
-----------------------------------------------------------------------------
Entertainment -- 3.0%
-----------------------------------------------------------------------------
Cinemark USA, Sr. Sub. Notes,
9.625%, 8/1/08(1)                                   $ 2,500      $  2,162,500
Marvel Enterprise, Inc.,
12.00%, 6/15/09                                       1,400         1,281,000
Premier Parks, Inc., Sr. Disc. Notes,
10.00% (0% until 2003), 4/1/08                        1,400           896,000
Premier Parks, Inc., Sr. Notes,
9.75%, 6/15/07                                        1,250         1,218,750
Regal Cinemas, Inc., Sr. Sub. Notes,
8.875%, 12/15/10                                      2,860         1,901,900
Regal Cinemas, Inc., Sr. Sub. Notes,
9.50%, 6/1/08                                         3,590         2,459,150
-----------------------------------------------------------------------------
                                                                 $  9,919,300
-----------------------------------------------------------------------------
Financial Services -- 0.4%
-----------------------------------------------------------------------------
Willis Corroon Corp., 9.00%, 2/1/09                 $ 1,600      $  1,448,000
-----------------------------------------------------------------------------
                                                                 $  1,448,000
-----------------------------------------------------------------------------
Foods -- 3.7%
-----------------------------------------------------------------------------
B & G Foods, Inc., Sub. Notes,
9.625%, 8/1/07                                      $ 1,860      $  1,683,300

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------

Foods (continued)
-----------------------------------------------------------------------------
Cott Corp., Sr. Notes, 8.50%, 5/1/07                $   500      $    467,500
Del Monte Corp., Sr. Notes,
12.25%, 4/15/07                                       2,820         3,087,900
Del Monte Foods Co., Sr. Disc. Notes,
12.50% (0% until 2002), 12/15/07                        875           665,000
Eagle Family Foods, Inc., Guaranteed Sr.
Notes, 8.75%, 1/15/08                                   700           535,500
International Home Foods, Inc., Sr. Sub.
Notes, 10.375%, 11/1/06                               2,250         2,300,625
Luigino's, Inc., Sr. Sub. Notes,
10.00%, 2/1/06                                          825           775,500
Premier International Foods, Sr. Notes,
12.00%, 9/1/09(1)                                     2,750         2,763,750
-----------------------------------------------------------------------------
                                                                 $ 12,279,075
-----------------------------------------------------------------------------
Health Services -- 0.9%
-----------------------------------------------------------------------------
Alliance Imaging, Sr. Sub Notes,
9.625%, 12/15/05                                    $   800      $    813,000
Lifepoint Hospital Holdings, Sr. Sub.
Notes, 10.75%, 5/15/09(1)                             2,330         2,318,350
-----------------------------------------------------------------------------
                                                                 $  3,131,350
-----------------------------------------------------------------------------
Information Technology Services -- 6.5%
-----------------------------------------------------------------------------
Covad Communication Group, Sr. Disc.
Notes, 13.50% (0% until 2003), 3/15/08              $ 1,900      $    988,000
Diva Systems Corp., Sr. Notes, 12.625%
(0% until 2003), 3/1/08                               2,250           708,750
Dolphin Telecom, Sr. Disc. Notes, 14.00%
(0% until 2004), 5/15/09(1)                           5,225         2,168,375
Exodus Communications, Inc., Sr. Notes,
11.25%, 7/1/08(1)                                     1,780         1,820,050
Exodus Communications, Inc., Sr. Notes,
11.25%, 7/1/08                                        2,530         2,586,925
IPC Information Systems, Sr. Disc.
Notes, 10.875% (0% until 2001), 5/1/08                1,750         1,323,437
PSINet, Inc., 11.00%, 8/1/09(1)           EUR         1,000         1,033,438
PSINet, Inc., Sr. Notes,
11.00%, 8/1/09(1)                                     5,175         5,136,187
PSINet, Inc., Sr. Notes,
11.50%, 11/1/08                                       1,025         1,037,812
Verio, Inc., Sr. Notes, 11.25%, 12/1/08               3,600         3,699,000
Verio, Inc., Sr. Notes, 13.50%, 6/15/04                 800           866,000
-----------------------------------------------------------------------------
                                                                 $ 21,367,974
-----------------------------------------------------------------------------
Lodging and Gaming -- 5.3%
-----------------------------------------------------------------------------
Coast Hotels & Casino, Inc.,
9.50%, 4/1/09                                       $   925      $    874,125
HMH Properties, 7.875%, 8/1/08(1)                     2,412         2,164,770
                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------

Lodging and Gaming (continued)
-----------------------------------------------------------------------------
Hollywood Casino Corp., 11.25%, 5/1/07              $ 2,150      $  2,171,500
Hollywood Casino Corp., First Mortgage
Bonds, 13.00%, 8/1/06(1)                              2,850         2,949,750
Hollywood Park, Inc., Sr. Sub. Notes,
9.50%, 8/1/07                                         3,515         3,444,700
Majestic Star Casino LLC,
10.875%, 7/1/06(1)                                    1,750         1,723,750
Sun International Hotels, Sr. Sub.
Notes, 9.00%, 3/15/07                                   750           701,250
Waterford Gaming LLC, Sr. Notes,
9.50%, 3/15/10(1)                                     3,479         3,392,025
-----------------------------------------------------------------------------
                                                                 $ 17,421,870
-----------------------------------------------------------------------------
Manufacturing -- 1.5%
-----------------------------------------------------------------------------
Blount, Inc., 13.00%, 8/1/09(1)                     $ 1,000      $  1,036,250
Cherokee International, Sr. Sub Notes,
10.50%, 5/1/09(1)                                     1,625         1,503,125
High Voltage Engineering, Sr. Notes,
10.50%, 8/15/04                                         600           549,000
Roller Bearing Holdings Co., Sr. Disc.
Notes, 13.00% (0% until 2002),
6/15/09(1)                                            3,467         1,785,505
-----------------------------------------------------------------------------
                                                                 $  4,873,880
-----------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 1.4%
-----------------------------------------------------------------------------
Grant Geophysical, Inc., Sr. Notes,
9.75%, 2/15/08                                      $ 1,000      $    575,000
Key Energy Services, 14.00%, 1/15/09                  1,000         1,070,000
R&B Falcon Corp., 9.50%, 12/15/08                       860           827,750
RBF Finance Co., 11.375%, 3/15/09                       800           848,000
Universal Compression, Inc., Sr. Disc.
Notes, 9.875% (0% until 2003), 2/15/08                2,350         1,410,000
-----------------------------------------------------------------------------
                                                                 $  4,730,750
-----------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 2.3%
-----------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125%, 4/15/06            $ 1,100      $  1,020,250
Chesapeake Energy Corp., Sr. Notes,
7.875%, 3/15/04                                         330           293,700
Chesapeake Energy Corp., Sr. Notes,
8.50%, 3/15/12                                        2,120         1,727,800
Comstock Resources, Inc., Sr. Notes,
11.25%, 5/1/07(1)                                     1,350         1,393,875
Energy Corp. of America, Sr. Sub. Notes,
9.50%, 5/15/07                                          390           351,488
Gothic Production Corp.,
11.125%, 5/1/05                                       1,200         1,038,000

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------

Oil and Gas - Exploration and Production (continued)
-----------------------------------------------------------------------------
Gulf Canada Resources, Ltd., Sr. Notes,
8.375%, 11/15/05                                    $   550      $    540,947
Plains Resources, Inc., Sr. Sub. Notes,
10.25%, 3/15/06(1)                                    1,250         1,268,750
-----------------------------------------------------------------------------
                                                                 $  7,634,810
-----------------------------------------------------------------------------
Oil and Gas - Refining -- 0.2%
-----------------------------------------------------------------------------
Western Natural Gas, Sr. Sub. Notes,
10.00%, 6/15/09(1)                                  $   750      $    770,625
-----------------------------------------------------------------------------
                                                                 $    770,625
-----------------------------------------------------------------------------
Paper and Forest Products -- 1.4%
-----------------------------------------------------------------------------
Asia Pulp and Paper, Debs,
12.00%, 12/29/49                                    $ 1,500      $    870,000
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%, 7/1/07                                   850           476,000
Kappa Beheer BV, 12.50%
(0% until 2004), 7/15/09(1)               EUR         2,500         1,478,243
Pacifica Papers, Inc., 10.00%, 3/15/09                  500           510,000
Pindo Deli Finance Mauritius, Ltd.,
Guaranteed Sr. Notes, 10.75%, 10/1/07                   600           325,500
Repap New Brunswick, Inc., Sr. Notes,
9.00%, 6/1/04                                           600           579,000
Tjiwi Kimia Finance Mauritus, Ltd.,
Guaranteed Sr. Sub. Notes,
10.00%, 8/1/04                                          700           386,750
-----------------------------------------------------------------------------
                                                                 $  4,625,493
-----------------------------------------------------------------------------
Printing and Business Products -- 1.2%
-----------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub.
Notes, 10.50%, 12/1/06                              $ 3,900      $  3,861,000
-----------------------------------------------------------------------------
                                                                 $  3,861,000
-----------------------------------------------------------------------------
Publishing -- 0.5%
-----------------------------------------------------------------------------
American Lawyer Media Corp., Sr. Disc.
Notes, 12.25% (0% to 2002), 12/15/08                $   730      $    465,375
Von Hoffman Press, Inc., Sr. Sub. Notes,
10.875%, 5/15/07(1)                                   1,275         1,255,875
-----------------------------------------------------------------------------
                                                                 $  1,721,250
-----------------------------------------------------------------------------
Restaurants -- 0.3%
-----------------------------------------------------------------------------
Sbarro, Inc., Sr. Notes,
11.00%, 9/15/09(1)                                  $ 1,000      $    987,180
-----------------------------------------------------------------------------
                                                                 $    987,180
-----------------------------------------------------------------------------
                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------
Retail - Food and Drug -- 2.1%
-----------------------------------------------------------------------------
AFC Enterprises, Inc., Sr. Sub Notes,
10.25%, 5/15/07                                     $ 2,400      $  2,355,000
Pantry, Inc., Sr. Sub. Notes,
10.25%, 10/15/07                                      3,020         3,027,550
Star Markets Co., Sr. Sub. Notes,
13.00%, 11/1/04                                       1,550         1,666,250
-----------------------------------------------------------------------------
                                                                 $  7,048,800
-----------------------------------------------------------------------------
Retail - General -- 1.7%
-----------------------------------------------------------------------------
Advance Holding Corp., Sr. Debs.,
12.875% (0% until 2003), 4/15/09                    $ 1,000      $    550,000
Advance Stores Co., Inc., Sr. Sub.
Notes, 10.25%, 4/15/08                                1,600         1,496,000
Ames Department Stores, Sr. Notes,
10.00%, 4/15/06                                         775           757,563
Kindercare Learning Ctrs., Inc., Sr.
Sub. Notes, 9.50%, 2/15/09                            1,900         1,790,750
SpinCycle, Inc., Sr. Disc. Notes, 12.75%
(0% until 2001), 5/1/05                                 850           133,875
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07                                      1,015         1,040,375
-----------------------------------------------------------------------------
                                                                 $  5,768,563
-----------------------------------------------------------------------------
Semiconductors -- 1.9%
-----------------------------------------------------------------------------
Chippac International Ltd., Inc.,
12.75%, 8/1/09(1)                                   $ 2,115      $  2,125,575
Intersil Corp., 13.25%, 8/15/09(1)                    1,250         1,303,125
SCG Holding Corp., Sr. Sub. Notes,
12.00%, 8/1/09(1)                                     2,750         2,835,938
-----------------------------------------------------------------------------
                                                                 $  6,264,638
-----------------------------------------------------------------------------
Transportation -- 1.3%
-----------------------------------------------------------------------------
Budget Group, Inc., Sr. Notes,
9.125%, 4/1/06                                      $ 1,940      $  1,716,900
MTL, Inc., 10.498%, 6/15/06                             400           354,000
Pacer International, Inc., Sr. Sub.
Notes, 11.75%, 6/1/07(1)                              1,886         1,876,570
Worldwide Flight Service,
12.25%, 8/15/07(1)                                      250           248,750
-----------------------------------------------------------------------------
                                                                 $  4,196,220
-----------------------------------------------------------------------------
Wireless Communication Services -- 5.0%
-----------------------------------------------------------------------------
Airgate PCS, Inc., 13.50%
(0% until 2004), 10/1/09                            $ 2,000      $  1,085,000

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------

Wireless Communication Services (continued)
-----------------------------------------------------------------------------
Clearnet Communications, Sr. Disc.
Notes, 14.75% (0% until 2000), 12/15/05             $ 1,775      $  1,668,500
Dobson Communications Corp., Sr. Notes,
11.75%, 4/15/07                                         500           530,000
Dobson/Sygnet Communications, Inc., Sr.
Notes, 12.25%, 12/15/08                               1,175         1,233,750
Loral Space and Commerce, Sr. Notes,
9.50%, 1/15/06                                          720           617,400
Nextel Communications, Inc., Sr. Disc.
Notes, 9.75% (0% until 1999), 8/15/04                   490           494,900
Nextel Communications, Inc., Sr. Disc.
Notes, 10.65% (0% until 2002), 9/15/07                2,790         2,068,088
Nextel Communications, Sr. Disc. Notes,
14.00% (0% until 2004), 2/1/09                        1,250           737,500
Nextel International, Inc., Sr. Disc.
Notes, 12.125% (0% until 2003), 4/15/08               3,750         1,903,125
Tritel PCS, Inc., Sr. Disc. Notes,
12.75% (0% until 2004), 5/15/09(1)                    1,130           644,100
Williams Communications Corp.,
10.875%, 10/1/09                                      3,900         3,870,711
Winstar Communications, Inc., Sr. Disc.
Notes, 14.00% (0% until 2000), 10/15/05               2,000         1,690,000
-----------------------------------------------------------------------------
                                                                 $ 16,543,074
-----------------------------------------------------------------------------
Wireline Communication Services -
International -- 8.9%
-----------------------------------------------------------------------------
Alestra SA, Sr. Notes,
12.125%, 5/15/06(1)                                 $ 1,250      $  1,203,125
Carrier1, Sr. Notes, 13.25%, 2/15/09                  3,500         3,570,000
Completel Europe NV, Sr. Disc. Notes,
14.00% (0% until 2004), 2/15/09(1)                    1,960         1,033,900
Energis PLC, 9.50%, 6/15/09(1)            GBP           800         1,291,013
Esat Telecom Group PLC, Sr. Deferred
Coupon Notes, 12.50% (0% until 2002),
2/1/07                                                1,985         1,439,125
Esprit Telecom Group PLC, Sr. Notes,
11.50%, 12/15/07                                      3,150         3,244,500
Esprit Telecom Group PLC, Sr. Notes,
11.50%, 12/15/07                          DEM         2,500         1,423,108
Facilicom International, Sr. Notes,
10.50%, 1/15/08                                       1,160           986,000
Jazztel PLC, with warrants,
14.00%, 4/1/09                            EUR         2,000         2,493,142
Primus Telecom Group, Sr. Notes,
11.25%, 1/15/09                                         750           716,250
Primus Telecom Group, Sr. Notes,
11.75%, 8/1/04                                        1,150         1,127,000
                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------

Wireline Communication Services -
International (continued)
-----------------------------------------------------------------------------
RSL Communications PLC., Guaranteed Sr.
Notes, 10.50%, 11/15/08                             $   500      $    457,500
RSL Communications, Ltd., Sr. Notes,
12.25%, 11/15/06                                      1,015         1,009,925
Tele1 Europe BV, Sr. Notes,
13.00%, 5/15/09(1)                                      600           591,000
Versatel Telecom B.V., Sr. Notes,
13.25%, 5/15/08                                       3,500         3,561,250
Versatel Telecom, Sr. Notes,
11.875%, 7/15/09                                      1,255         1,189,369
Versatel Telecom, Sr. Notes,
11.875%, 7/15/09                          EUR         2,800         2,804,133
Viatel, Inc., Sr. Disc. Notes, 12.50%
(0% until 2003), 4/15/08                              1,760           976,800
Viatel, Inc., Sr. Notes,
11.25%, 4/15/08                                         520           483,600
-----------------------------------------------------------------------------
                                                                 $ 29,600,740
-----------------------------------------------------------------------------
Wireline Communication Services -
North America -- 4.5%
-----------------------------------------------------------------------------
Allegiance Telecom, Inc., Sr. Notes,
12.875%, 5/15/08                                    $ 2,345      $  2,556,050
Focal Communications Corp., Sr. Disc.
Notes, 12.125% (0% until 2003), 2/15/08               3,300         1,872,750
GST Telecommunications, Sr. Sub. Notes,
12.75%, 11/15/07                                        800           804,000
Hyperion Telecommunication, Inc., Sr.
Sub. Notes, 12.00%, 11/1/07                           1,000         1,010,000
Level 3 Communications, Inc., Sr. Disc.
Notes, 10.50% (0% until 2003), 12/1/08                1,550           877,688
MGC Communications, Inc., Sr. Notes,
13.00%, 10/1/04                                       1,380         1,221,300
Nextlink Communications, Inc., Sr.
Notes, 12.50%, 4/15/06                                1,680         1,785,000
Worldwide Fiber, Inc., Sr. Notes,
12.00%, 8/1/09(1)                                     3,250         3,201,250
Worldwide Fiber, Inc., Sr. Notes,
12.50%, 12/15/05                                      1,700         1,729,750
-----------------------------------------------------------------------------
                                                                 $ 15,057,788
-----------------------------------------------------------------------------
Total Corporate Bonds & Notes
   (identified cost $290,991,105)                                $278,068,160
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

PORTFOLIO OF INVESTMENTS CONT'D

COMMON STOCKS, WARRANTS AND RIGHTS -- 0.8%

                SECURITY                        SHARES           VALUE
-----------------------------------------------------------------------------
Broadcasting and Cable -- 0.0%
-----------------------------------------------------------------------------
Pegasus Communications Corp.,
Warrants(2),(3)                                       1,410      $     74,011
UIH Australia/Pacific, Inc.,
Warrants(2),(3)                                         900                 9
-----------------------------------------------------------------------------
                                                                 $     74,020
-----------------------------------------------------------------------------
Business Services - Rental & Leasing -- 0.0%
-----------------------------------------------------------------------------
Unisite, Inc., Warrants(2),(3)                          750      $          0
-----------------------------------------------------------------------------
                                                                 $          0
-----------------------------------------------------------------------------
Chemicals -- 0.0%
-----------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
Common(3)                                             2,400      $      7,800
-----------------------------------------------------------------------------
                                                                 $      7,800
-----------------------------------------------------------------------------
Consumer Products -- 0.0%
-----------------------------------------------------------------------------
HF Holdings, Inc., Warrants(2),(3)                    3,400      $          0
-----------------------------------------------------------------------------
                                                                 $          0
-----------------------------------------------------------------------------
Electronic Equipment -- 0.0%
-----------------------------------------------------------------------------
Jordan Telecom Products, Inc.,
Common(2),(3)                                           700      $          0
-----------------------------------------------------------------------------
                                                                 $          0
-----------------------------------------------------------------------------
Foods -- 0.0%
-----------------------------------------------------------------------------
Specialty Foods Acquisition Corp.,
Common(2),(3)                                        12,000      $        120
-----------------------------------------------------------------------------
                                                                 $        120
-----------------------------------------------------------------------------
Information Technology Services -- 0.1%
-----------------------------------------------------------------------------
Cellnet Data Systems, Inc., Warrants,
Exp. 10/1/07(1),(3)                                   2,000      $         20
Diva Systems Corp., Warrants(2),(3)                   6,750                 0
Verio, Inc., Common(3)                                3,534           109,885
-----------------------------------------------------------------------------
                                                                 $    109,905
-----------------------------------------------------------------------------
Lodging and Gaming -- 0.0%
-----------------------------------------------------------------------------
Peninsula Gaming LLC, Warrants(2),(3)                 6,338      $     38,027
-----------------------------------------------------------------------------
                                                                 $     38,027
-----------------------------------------------------------------------------
                SECURITY                        SHARES           VALUE
-----------------------------------------------------------------------------
Machinery -- 0.0%
-----------------------------------------------------------------------------
MMH Holdings, Inc., Common(3)                             5      $          0
-----------------------------------------------------------------------------
                                                                 $          0
-----------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.3%
-----------------------------------------------------------------------------
Key Energy Services, Inc.,
Warrants(2),(3)                                       1,000      $     15,000
R&B Falcon Corp., Warrants(1),(3)                     1,600           400,000
Weatherford International, Inc., Common              20,659           661,088
-----------------------------------------------------------------------------
                                                                 $  1,076,088
-----------------------------------------------------------------------------
Retail - General -- 0.0%
-----------------------------------------------------------------------------
Spin Cycle, Inc., Warrants(2),(3)                       850      $          0
-----------------------------------------------------------------------------
                                                                 $          0
-----------------------------------------------------------------------------
Wireline Communication Services -
International -- 0.2%
-----------------------------------------------------------------------------
Carrier1, Warrants(2),(3)                             3,500      $         35
Esat Holdings, Ltd., Common                           4,138            74,018
Primus Telecom Group, Warrants,
Exp. 8/1/04(2),(3)                                    1,150            29,261
Tele1 Europe BV, Warrants(2),(3)                        600            42,000
Versatel Telecom B.V., Warrants(2),(3)                3,500           399,541
-----------------------------------------------------------------------------
                                                                 $    544,855
-----------------------------------------------------------------------------
Wireline Communication Services -
North America -- 0.2%
-----------------------------------------------------------------------------
Allegiance Telecom, Inc., Common                      4,089      $    215,184
AT & T Canada, Inc., Common                             771            48,428
Hyperion Telecommunications, Inc.,
Class A, Common(3)                                    6,060           149,985
Intermedia Communications, Inc.,
Common(3)                                             5,454           118,804
MGC Communications, Inc. Warrants,
Exp. 10/1/04(1),(3)                                   1,420           142,797
OpTel, Inc., Common(2),(3)                            1,460               197
-----------------------------------------------------------------------------
                                                                 $    675,395
-----------------------------------------------------------------------------
Total Common Stocks, Warrants and Rights
   (identified cost $1,544,479)                                  $  2,526,210
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

PORTFOLIO OF INVESTMENTS CONT'D

PREFERRED STOCKS -- 7.5%

                SECURITY                        SHARES           VALUE
-----------------------------------------------------------------------------
Apparel -- 0.0%
-----------------------------------------------------------------------------
Cluett American Corp., 12.50% (PIK)                      37      $        736
-----------------------------------------------------------------------------
                                                                 $        736
-----------------------------------------------------------------------------
Broadcasting and Cable -- 2.2%
-----------------------------------------------------------------------------
Adelphia Communications Corp., 13% (PIK)             12,000      $  1,308,000
CSC Holdings, Inc., Series M, 11.125%
(PIK)                                                31,131         3,346,583
Pegasus Communications Corp., 12.75%
(PIK)                                                 2,487         2,462,130
-----------------------------------------------------------------------------
                                                                 $  7,116,713
-----------------------------------------------------------------------------
Business Services - Rental & Leasing -- 0.8%
-----------------------------------------------------------------------------
Crown Castle International Corp.                      2,195      $  2,216,950
Unisite, Inc., 8.5%(2)                                1,080           581,386
-----------------------------------------------------------------------------
                                                                 $  2,798,336
-----------------------------------------------------------------------------
Containers and Packaging -- 0.4%
-----------------------------------------------------------------------------
Packaging Corp. of America, 12.375%
(PIK)(1)                                             13,000      $  1,417,000
-----------------------------------------------------------------------------
                                                                 $  1,417,000
-----------------------------------------------------------------------------
Electronic Equipment -- 0.3%
-----------------------------------------------------------------------------
Jordan Telecom Products, Inc., 13.25%
(PIK)                                                   906      $    906,000
-----------------------------------------------------------------------------
                                                                 $    906,000
-----------------------------------------------------------------------------
Machinery -- 0.0%
-----------------------------------------------------------------------------
MMH Holdings, Inc., 12% (PIK)                           431      $     64,650
-----------------------------------------------------------------------------
                                                                 $     64,650
-----------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.5%
-----------------------------------------------------------------------------
R&B Falcon Corp.                                      1,661      $  1,577,950
-----------------------------------------------------------------------------
                                                                 $  1,577,950
-----------------------------------------------------------------------------
Wireless Communication Services -- 1.1%
-----------------------------------------------------------------------------
Dobson Communications Corp., 12.25%
(PIK)                                                 1,135      $  1,021,500
Nextel Communications, Inc., 11.125%
(PIK)                                                 1,414         1,357,440
Rural Cellular Corp., 11.375% (PIK)                   1,148         1,170,960
-----------------------------------------------------------------------------
                                                                 $  3,549,900
-----------------------------------------------------------------------------
                SECURITY                        SHARES           VALUE
-----------------------------------------------------------------------------
Wireline Communication Services -
International -- 0.9%
-----------------------------------------------------------------------------
Global Crossing Holding, Ltd., 10.5%                  2,800      $  2,954,000
-----------------------------------------------------------------------------
                                                                 $  2,954,000
-----------------------------------------------------------------------------
Wireline Communication Services -
North America -- 1.3%
-----------------------------------------------------------------------------
E.spire Communications, Inc., 12.75%
(PIK)                                                 1,251      $    387,810
Intermedia Communications, Inc., 7%
(PIK)(1)                                             45,000           956,250
IXC Communications, Inc., Series B,
12.5% (PIK)                                           2,620         2,764,100
Nextlink Communications, Inc., 14% (PIK)              5,960           295,020
-----------------------------------------------------------------------------
                                                                 $  4,403,180
-----------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $26,497,037)                                 $ 24,788,465
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.3%

                                                PRINCIPAL
                                                AMOUNT
                SECURITY                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------
Associates Corp., 5.55%, 10/1/99                    $12,867      $ 12,867,000
General Electric Capital Co., 5.55%,
10/1/99                                              13,000        13,000,000
Prudential Funding Corp., 5.29%, 10/7/99              5,000         4,995,592
-----------------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $30,862,592)                              $ 30,862,592
-----------------------------------------------------------------------------
Total Investments -- 101.5%
   (identified cost $349,895,213)                                $336,245,427
-----------------------------------------------------------------------------
Other Assets, Less Liabilities -- (1.5)%                         $ (4,882,523)
-----------------------------------------------------------------------------
Net Assets -- 100.0%                                             $331,362,904
-----------------------------------------------------------------------------

(PIK) - Payment in kind.

EUR - Euro Dollar

GBP - British Pound

DEM - Deutche Mark

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)  Restricted security.
(3)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 1999
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $349,895,213)                          $336,245,427
Cash                                             4,411
Receivable for investments sold              2,199,039
Receivable for Fund shares sold              1,665,971
Interest receivable                          6,932,301
------------------------------------------------------
TOTAL ASSETS                              $347,047,149
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for investments purchased         $ 13,103,094
Dividends payable                            1,429,823
Payable for open forward foreign
   currency contracts                          507,149
Payable for Fund shares redeemed               404,918
Payable to affiliate for Trustees' fees            979
Payable to affiliate for service fees           13,991
Accrued expenses                               224,291
------------------------------------------------------
TOTAL LIABILITIES                         $ 15,684,245
------------------------------------------------------
NET ASSETS                                $331,362,904
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $351,501,808
Accumulated net realized loss (computed
   on the basis of identified cost)         (6,941,249)
Accumulated undistributed net investment
   income                                      960,248
Net unrealized depreciation (computed on
   the basis of identified cost)           (14,157,903)
------------------------------------------------------
TOTAL                                     $331,362,904
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $331,129,898
SHARES OUTSTANDING                          40,581,913
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.16
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $8.16)       $       8.57
------------------------------------------------------
Class I Shares
------------------------------------------------------
NET ASSETS                                $    233,006
SHARES OUTSTANDING                              24,002
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.71
------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 1999
Investment Income
-----------------------------------------------------
Interest                                  $27,251,412
Dividends                                   2,555,106
Other                                         531,899
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $30,338,417
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 1,718,739
Trustees fees and expenses                     25,082
Service fees
   Class A                                    414,137
Transfer and dividend disbursing agent
   fees                                       292,254
Registration fees                              45,173
Legal and accounting services                  37,558
Printing and postage                           30,227
Custodian fee                                 195,891
Miscellaneous                                  25,140
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,784,201
-----------------------------------------------------

NET INVESTMENT INCOME                     $27,554,216
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (193,314)
   Foreign currency and forward foreign
      currency exchange contract
      transactions                            605,898
-----------------------------------------------------
NET REALIZED GAIN                         $   412,584
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 1,238,849
   Foreign currency and forward foreign
      currency exchange contracts            (509,439)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $   729,410
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 1,141,994
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $28,696,210
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease) in                    YEAR ENDED          YEAR ENDED
NET ASSETS                                SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
From operations --
   Net investment income                  $       27,554,216  $       20,983,148
   Net realized gain                                 412,584           7,819,473
   Net change in unrealized appreciation
      (depreciation)                                 729,410         (28,049,375)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $       28,696,210  $          753,246
--------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (26,817,740) $      (20,370,292)
      Class I                                         (3,186)                 --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $      (26,820,926) $      (20,370,292)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      171,390,929  $       98,227,680
      Class I                                        243,469                  --
   Net asset value of shares issued to
      shareholders in payment
      ofdistributions declared
      Class A                                     12,868,702           9,645,120
      Class I                                          1,187                  --
   Cost of shares redeemed
      Class A                                    (79,969,507)        (70,817,921)
      Class I                                         (6,997)                 --
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      104,527,783  $       37,054,879
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $      106,403,067  $       17,437,833
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                      $      224,959,837  $      207,522,004
--------------------------------------------------------------------------------
AT END OF YEAR                            $      331,362,904  $      224,959,837
--------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income included
in net assets
--------------------------------------------------------------------------------
AT END OF YEAR                            $          960,248  $         (398,049)
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                    CLASS A
                                ------------------------------------------------
                                            YEAR ENDED SEPTEMBER 30,
                                ------------------------------------------------
                                  1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                      $8.030    $8.700    $8.120    $7.920    $  7.900
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment income           $0.830    $0.810    $0.790    $0.800    $  0.820
Net realized and unrealized
   gain (loss)                   0.110    (0.700)    0.570     0.210       0.020
--------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS    $0.940    $0.110    $1.360    $1.010    $  0.840
--------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------
From net investment income      $(0.810 ) $(0.780 ) $(0.770 ) $(0.800 ) $ (0.820)
In excess of net investment
   income                           --        --    (0.010)   (0.010)         --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             $(0.810 ) $(0.780 ) $(0.780 ) $(0.810 ) $ (0.820)
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                       $8.160    $8.030    $8.700    $8.120    $  7.920
--------------------------------------------------------------------------------

TOTAL RETURN(1)                  11.97%     0.98%    17.68%    13.41%      11.25%
--------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                     $331,130  $224,960  $207,522  $143,844  $106,414
Ratios (As a percentage of
   average daily net assets):
   Expenses                       1.01%     1.04%     1.05%     1.07%       1.09%
   Net investment income          9.97%     9.22%     9.32%     9.96%      10.50%
Portfolio Turnover                 132%      141%      105%       81%         84%
--------------------------------------------------------------------------------

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                         CLASS I
                                -------------------------
                                PERIOD ENDED
                                SEPTEMBER 30, 1999(1)
---------------------------------------------------------
Net asset value -- Beginning
   of year                              $ 10.000
---------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------
Net investment income                   $  0.250
Net realized and unrealized
   loss                                   (0.290)(2)
---------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                           $ (0.040)
---------------------------------------------------------

Less distributions
---------------------------------------------------------
From net investment income              $ (0.250)
---------------------------------------------------------
TOTAL DISTRIBUTIONS                     $ (0.250)
---------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                               $  9.710
---------------------------------------------------------

TOTAL RETURN(3)                            (0.44)%
---------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------
Net assets, end of year (000's
   omitted)                             $    233
Ratios (As a percentage of
   average daily net assets):
   Expenses                                 0.89%(4)
   Net investment income                   10.12%(4)
Portfolio Turnover                           132%
---------------------------------------------------------

(1) For the period from the commencement of offering of Class I shares, July 1, 1999, to September 30, 1999.
(2) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund Shares and the amount of the per share realized and unrealized gains and losses at such time.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Income Fund of Boston (the Trust), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund offers two classes of shares: Class A shares and, effective July 1, 1999, Class I shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase; Class I shares are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Investments listed on securities exchanges or NASDAQ are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date.

 C Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1999, the Trust, for federal income tax purposes, had a capital loss carryover of $4,490,056 which will reduce the Trust's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2000 ($2,042,401), 2003 ($1,177) and 2004 ($2,446,478). At
   September 30, 1999 net capital losses of $2,038,773 attributable to security transactions incurred after October 31, 1998, are treated as arising on the first day of the Trust's next taxable year.

 D Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Trust. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended September 30, 1999, $3,926 credit balances were used to reduce the Trust's custodian fee.

 F Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities sold are determined on the basis of identified cost.

 G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

2 Distributions to Shareholders
-------------------------------------------
   The net investment income of the Trust is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Trust at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              YEAR ENDED SEPTEMBER 30,
                                              ------------------------
    CLASS A                                   1999         1998
    ------------------------------------------------------------------
    Sales                                      20,633,005   11,188,933
    Issued to shareholders electing to
     receive payment of distributions in
     Trust shares                               1,551,930    1,110,097
    Redemptions                                (9,633,789)  (8,116,055)
    ------------------------------------------------------------------
    NET INCREASE                               12,551,146    4,182,975
    ------------------------------------------------------------------

                                              PERIOD ENDED
    CLASS I                                   SEPTEMBER 30, 1999(1)
    ---------------------------------------------------------------
    Sales                                                    24,598
    Issued to shareholders electing to
     receive
     payment of distributions in Trust shares                    122
    Redemptions                                                (718)
    ---------------------------------------------------------------
    NET INCREASE                                             24,002
    ---------------------------------------------------------------

    (1) For the period from the commencement of offering of Class I shares, July 1, 1999 to September 30, 1999.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at a monthly rate of 5/96 of 1% (0.625% annually) of the Trust's average daily net assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Except as to Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Trust's principal underwriter, received approximately $200,000 of the sales charge on sales of Class A shares during the year ended September 30, 1999. Certain officers and Trustees of the Trust are officers of the above organizations.

5 Service Plan
-------------------------------------------
   The Trustees on behalf of Class A of the Trust have adopted a Service Plan (the Plan). The Service Plan provides that the Class A shares may make service fee payments to EVD, investment dealers or other persons in amounts not exceeding 0.25% of the Class A share's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Trust to make quarterly service fee payments to EVD and investment dealers in amounts not expected to exceed 0.25% of that portion of the Trust's average daily net assets for any fiscal year which is attributable to Class A shares of the Trust sold on or after May 22, 1989 by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. Pursuant to the Plan, the Trust paid or accrued $414,137 for Class A shares under the Plan to EVD and investment dealers during the year ended September 30, 1999.

6 Financial Instruments
-------------------------------------------
   The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   A summary of obligations under these financial instruments at September 30, 1999 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                             SALES
    ----------------------------------------------------------------------------------------
    SETTLEMENT                                             IN EXCHANGE FOR    NET UNREALIZED
    DATE         DELIVER                                   (IN U.S. DOLLARS)  DEPRECIATION
    ----------------------------------------------------------------------------------------
      11/19/99   British Pound Sterling
                 5,086,447                                        8,150,522         (225,838)
      11/19/99-  European Currency Unit
      11/22/99   14,687,548                                      15,432,367         (281,311)
    ----------------------------------------------------------------------------------------
                                                            $    23,582,889   $     (507,149)
    ----------------------------------------------------------------------------------------

7 Line of Credit
-------------------------------------------
   The Trust participates with other funds and portfolios managed by Boston Management Research (BMR) and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Trust may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund or portfolio based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Trust did not have any significant borrowings or allocated fees during the year ended September 30, 1999.

8 Purchases and Sales of Investments
-------------------------------------------
   The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $422,164,718 and $344,587,848, respectively, for the year ended September 30, 1999.
9 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investment securities at September 30, 1999, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $350,307,634
    ------------------------------------------------------
    Gross unrealized appreciation             $  5,146,826
    Gross unrealized depreciation              (19,209,033)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(14,062,207)
    ------------------------------------------------------

10 Restricted Securities
-------------------------------------------
   At September 30, 1999, the Trust owned the following securities (representing 0.36% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                              DATE OF                             FAIR
    DESCRIPTION                               ACQUISITION  SHARES/FACE  COST      VALUE
    --------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS
    --------------------------------------------------------------------------------------
    Carrier1, Warrants                            9/09/99        3,500  $      0  $     35
    Diva Systems Corp., Warrants                 12/30/98-       6,750        22         0
                                                  9/24/99
    HF Holdings, Inc., Warrants                   9/27/99        3,400   182,579         0
    Jordan Telecom Products, Inc., Common         1/30/98          700         0         0
    Key Energy Services, Inc., Warrants           7/14/99        1,000    15,000    15,000
    OpTel, Inc., Common                          10/21/97-       1,460        10       197
                                                 10/22/97
    Pegasus Communications Corp., Warrants       12/02/98        1,410    26,370    74,011
    Peninsula Gaming LLC, Warrants                8/19/99        6,338         0    38,027
    Primus Telecom Group, Warrants, Exp.
     8/1/04                                      10/31/97        1,150         0    29,261
    Specialty Foods Acquisition Corp.,
     Common                                       8/10/93       12,000     8,722       120
    SpinCycle, Inc., Warrants                     4/24/98          850         0         0
    Tele1 Europe BV, Warrants                     9/23/99          600         0    42,000
    UIH Australia/Pacific, Inc., Warrants         3/05/98          900         0         9
    Unisite, Inc., Warrants                      12/09/97          750         0         0
    Versatel Telecom B.V., Warrants               8/11/98-       3,500         0   399,541
                                                  1/29/99
    --------------------------------------------------------------------------------------
                                                                        $232,703  $598,192
    --------------------------------------------------------------------------------------
    PREFERRED STOCKS
    --------------------------------------------------------------------------------------
    Unisite, Inc., 8.5%                          12/19/97        1,080   499,949   581,386
    --------------------------------------------------------------------------------------
                                                                        $499,949  $581,386
    --------------------------------------------------------------------------------------

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE INCOME FUND OF BOSTON:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Income Fund of Boston (the "Fund") at September 30, 1999 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 1999

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 1999

INVESTMENT MANAGEMENT

EATON VANCE INCOME FUND OF BOSTON

Officers

James B. Hawkes
President and Trustee

Michael W. Weilheimer
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Robert Gluck
Management Consultant

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

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
                       THIS PAGE INTENTIONALLY LEFT BLANK

Investment Adviser of Eaton Vance
Income Fund of Boston
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8360

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110




Eaton Vance Income Fund of Boston
The Eaton Vance Building
255 State Street
Boston, MA 02109




--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
4-2681-9/99                                                           IBSRC-9/99